UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8709

Western Asset High Income Fund II Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place,4th Fl. Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	April 30,

Date of reporting period:	April 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset
High Income Fund II Inc.
(HIX)

ANNUAL REPORT

APRIL 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Western Asset
Annual Report • April 30, 2007	High Income Fund II Inc.

What’s Inside
	Letter from the Chairman	I

	Fund Overview	1

Fund Objective
The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

	Fund at a Glance	4

	Schedule of Investments	5

	Statement of Assets and Liabilities	24

	Statement of Operations	25

	Statements of Changes in Net Assets	26

	Statement of Cash Flows	27

	Financial Highlights	28

	Notes to Financial Statements	29

	Report of Independent Registered Public Accounting Firm	40

	Additional Information	41

	Annual Chief Executive Officer and Chief Financial Officer Certifications	44

	Dividend Reinvestment Plan	45

Letter from the Chairman

Dear Shareholder,

The U.S. economy expanded at a moderate pace during the 12-month reporting period. After expanding 2.6% in the second quarter of 2006, U.S. gross domestic product (“GDP”)[i] increased 2.0% in the third quarter and 2.5% in the fourth quarter. The preliminary estimate for first quarter 2007 GDP growth was 0.6%. While consumer spending remained fairly solid, the cooling housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

After increasing the federal funds rate ii to 5.25% in June 2006 — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. Yields fluctuated early in the period given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, at the end of February 2007, yields fell sharply as economic data weakened and the stock market experienced its largest one-day decline in more than five years. Overall, during the 12 months ended April 30, 2007, two-year Treasury yields moved from 4.87% to 4.60%. Over the same period, 10-year Treasury yields fell from 5.07% to 4.63%. Looking at the 12-month period as a whole, the

Western Asset High Income Fund II Inc.        I

overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 7.36%.

The high yield bond market generated solid results over the 12-month period ended April 30, 2007. During that time, the Citigroup High Yield Market Indexv returned 12.39%. With interest rates relatively low, demand for higher yielding bonds remained strong. The high yield market was further aided by strong corporate profits and low default rates.

Despite periods of weakness, emerging markets debt generated a positive return, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 11.92% during the reporting period. Strong investor demand, an expanding global economy and solid domestic spending supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund, under an additional subadvisory agreement between Western Asset Management Company (“Western Asset”) and Western Asset Limited. Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. Western Asset and Western Asset Limited provide day-to-day portfolio management of the Fund as the Fund’s subadviser and sub-subadviser, respectively. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset Limited acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds, and endowment funds.

On May 17, 2007, the Board of Directors of the Fund approved changes to the non-fundamental investment policies relating to the Fund’s definition of “emerging market country”.

II        Western Asset High Income Fund II Inc.

Pursuant to the Board’s approval, effective June 1, 2007, the Fund changed its definition of “emerging market country” to include any country which is, at the time of investment, represented in the JPMorgan EMBI Global or categorized by the International Bank for Reconstruction and Development (“World Bank”), in its annual categorization, as middle- or low income. Under the Fund’s previous investment policy, the Fund defined an “emerging market country” as: “any country which is considered to be an emerging country by the World Bank at the time of the Fund’s investment. The countries that will not be considered emerging market countries include: Australia; Austria; Belgium; Canada; Denmark; Finland; France; Germany; Ireland; Italy; Japan; Luxembourg; Netherlands; New Zealand; Norway; Spain; Sweden; Switzerland; the United Kingdom; and the United States.” This revision to the definition of “emerging market country” is intended to allow Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and Western Asset greater flexibility and opportunity to achieve the Fund’s investment objectives and make consistent the range of countries available for investment by the Fund consistent with the countries represented in its new benchmarks. Management believes that the definition, as revised, is consistent with that utilized by funds with comparable investment objectives.

Additionally, the Fund changed its benchmark from the Citigroup High Yield Market Index to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Indexvii and the JPMorgan EMBI Global Index, effective June 1, 2007. In the opinion of the Fund’s investment subadviser, the change provides for broader, more effective, benchmark indexes for the Fund and more accurate reflections of the portfolio strategies with which the Fund is managed.

Prior to October 9, 2006, the Fund was known as Salomon Brothers High Income Fund II Inc.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Western Asset High Income Fund II Inc.        III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 4, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given time period.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, fullemployment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”), tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

The Lehman Brothers U.S. Corporate High-Yield 2% Issuer Capped Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. The U.S. High-Yield 2% Issuer Capped Index follows the same index construction rules as the uncapped index but limits issuer exposure to a maximum 2% and redistributes the excess market value index-wide on a prorata basis.

IV        Western Asset High Income Fund II Inc.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A.  As the fiscal year began, the bond market faced a number of challenges, including additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)i, inflationary pressures and signs of solid economic growth. However, as the period progressed, oil prices moderated, a cooling housing market triggered slower economic growth and the Fed paused from raising rates after June 2006. These factors, as well as a flight to quality when the U.S. stock market abruptly fell in February 2007, helped both short- and long-term yields to fall during the 12-months ended April 30, 2007. Over this time, there were several periods of increased volatility in the bond market. This was often triggered by changing perceptions regarding the economy, inflation and the Fed’s future monetary policy.

Performance Review

For the 12 months ended April 30, 2007, the Western Asset High Income Fund II Inc. returned 13.58%, based on its net asset value (“NAV”)ii and 25.58% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Citigroup High Yield Market Indexiii, returned 12.39% and the Lipper High Current Yield (Leveraged) Closed-End Funds Category Average1 increased 13.47% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.89 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of April 30, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2007 (unaudited)

12-Month
Price Per Share	Total Return
$12.38 (NAV)	13.58%
$11.61 (Market Price)	25.58%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

1        Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended April 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 31 funds in the und’s Lipper category.

Western Asset High Income Fund II Inc. 2007 Annual Report          1

Q.           What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A. We maintained our disciplined investment approach that is grounded in conducting extensive research on each potential holding for the portfolio. Looking at the fiscal year as a whole, this approach proved beneficial to performance in a number of areas. From an asset class perspective, the Fund’s overweight to the strong performing high yield market and underweight to emerging market debt enhanced results. In terms of credit quality, a bias toward lower-rated securities boosted returns, as they outperformed their higher-rated counterparts. Finally, in terms of sector positioning, the Fund benefited from its overweight in three of the top five performing sectors in the Citigroup High Yield Market Index, during the fiscal year ended April 30, 2007. Over the same period, the Fund held underweight positions in all five of the worst performing sectors in the Citigroup High Yield Market Index.

What were the leading detractors from performance?

A. During the reporting period, the Fund’s overweights in the weak performing Argentina and Mexico markets detracted from the Fund’s performance.

Q.           Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund’s portfolio during the reporting period.

Looking for Additional Information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIXX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

2          Western Asset High Income Fund II Inc. 2007 Annual Report

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Team

May 11, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall generally, reducing the value of the Fund. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

Western Asset High Income Fund II Inc. 2007 Annual Report          3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Investment Breakdown

As a Percent of Total Investments

Corporate Bonds & Notes
88.5%
Sovereign Bonds
5.9%
Loan Participation
1.3%
Preferred Stocks
0.5%
Convertible Preferred Stocks
0.1%
Convertible Bonds & Notes
0.1%
Asset-Backed Securities
0.1%
Warrants
0.1%
Short-Term Investments
3.4%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
April 30, 2007

4      Western Asset High Income Fund II Inc. 2007 Annual Report

Schedule of Investments (April 30, 2007)

WESTERN ASSET HIGH INCOME FUND II INC.

Face
Amount†	Security	Value
CORPORATE BONDS & NOTES — 88.5%
Aerospace & Defense — 1.6%
1,585,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$1,608,775
	DRS Technologies Inc., Senior Subordinated Notes:
1,535,000	6.625% due 2/1/16	1,558,025
3,350,000	7.625% due 2/1/18	3,525,875
	Hawker Beechcraft Acquisition Co.:
	Senior Notes:
1,190,000	8.500% due 4/1/15 (a)	1,258,425
1,920,000	8.875% due 4/1/15 (a)(b)	2,025,600
2,370,000	Senior Subordinated Notes, 9.750% due 4/1/17 (a)	2,547,750
106,119	Kac Acquisition Co., Subordinated Notes, 1.000% due 4/26/26 (c)(d)	0
5,500,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	5,726,875
	Total Aerospace & Defense	18,251,325
Airlines — 1.2%
	Continental Airlines Inc.:
965,000	Notes, 8.750% due 12/1/11	957,763
	Pass-Through Certificates:
1,240,336	Series 2000-2, Class C, 8.312% due 10/2/12	1,284,523
198,893	Series 981-C, 6.541% due 9/15/08	198,769
1,365,000	Series C, 7.339% due 4/19/14	1,378,500
	Delta Air Lines Inc., Pass-Through Certificates, Series 01-1:
1,395,954	6.619% due 3/18/11	1,413,404
6,135,000	7.111% due 9/18/11	6,384,234
2,135,000	7.711% due 9/18/11	2,189,709
	Total Airlines	13,806,902
Auto Components — 1.0%
3,335,000	Keystone Automotive Operations Inc., Senior Subordinated Notes,
	9.750% due 11/1/13	3,184,925
7,800,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	7,995,000
	Total Auto Components	11,179,925
Automobiles — 2.3%
	Ford Motor Co.:
	Debentures:
1,880,000	8.875% due 1/15/22	1,668,500
3,425,000	8.900% due 1/15/32	2,962,625
8,815,000	Notes, 7.450% due 7/16/31	7,018,944
	General Motors Corp.:
5,320,000	Notes, 7.200% due 1/15/11	5,093,900
	Senior Debentures:
2,375,000	8.250% due 7/15/23	2,161,250
8,265,000	8.375% due 7/15/33	7,510,818
	Total Automobiles	26,416,037

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2007 Annual Report        5

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†	Security	Value
Building Products — 1.4%
	Ainsworth Lumber Co., Ltd.:
1,200,000	7.250% due 10/1/12	$886,500
550,000	Senior Notes, 6.750% due 3/15/14	391,187
	Associated Materials Inc.:
3,905,000	Senior Discount Notes, step bond to yield 14.422% due 3/1/14 (f)	2,948,275
3,000,000	Senior Subordinated Notes, 9.750% due 4/15/12	3,142,500
1,750,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	1,736,875
9,655,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.559% due 3/1/14	7,289,525
	Total Building Products	16,394,862
Capital Markets — 0.3%
3,000,000	E*TRADE Financial Corp., Senior Notes, 7.375% due 9/15/13	3,146,250

Chemicals — 2.5%
2,800,000	Borden Chemicals & Plastics LP, Notes, 9.500% due 9/18/11 (c)(d)(e)	42,000
3,500,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	3,710,000
5,260,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (a)	5,286,300
2,390,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/13/14 (a)	2,509,500
	Lyondell Chemical Co.:
	Senior Notes:
1,400,000	8.000% due 9/15/14	1,473,500
1,155,000	8.250% due 9/15/16	1,241,625
	Senior Secured Notes:
1,300,000	11.125% due 7/15/12	1,391,000
100,000	10.500% due 6/1/13	110,125
3,075,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	3,413,250
3,550,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	3,692,000
690,000	Momentive Performance Materials Inc., Senior Notes, 9.750% due 12/1/14 (a)	733,125
4,475,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)	4,452,625
1,255,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	1,226,762
	Total Chemicals	29,281,812
Commercial Banks — 1.6%
5,260,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)	5,207,400
440,000	Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16 (a)(g)	447,953
4,490,000	HSBK Europe BV, 7.250% due 5/3/17 (a)	4,487,194
	ICICI Bank Ltd., Subordinated Bonds:
2,344,000	6.375% due 4/30/22 (a)(g)	2,342,309
2,650,000	Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (a)**	2,818,937
	TuranAlem Finance BV:
499,000	8.250% due 1/22/37 (a)	502,743
2,785,000	Bonds, 8.250% due 1/22/37 (a)**	2,805,887
	Total Commercial Banks	18,612,423
Commercial Services & Supplies — 2.6%
4,385,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11 (f)	4,472,700
	Allied Waste North America Inc., Senior Notes:
250,000	6.875% due 6/1/17	254,688

See Notes to Financial Statements.

6        Western Asset High Income Fund II Inc. 2007 Annual Report

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†	Security	Value
Commercial Services & Supplies — 2.6% (continued)
	Series B:
757,000	9.250% due 9/1/12	$802,420
5,885,000	7.375% due 4/15/14 (f)	6,002,700
1,050,000	7.250% due 3/15/15	1,084,125
	Aramark Corp., Senior Notes:
2,690,000	8.500% due 2/1/15 (a)	2,827,862
650,000	8.860% due 2/1/15 (a)(g)	671,125
675,000	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15 (a)	708,750
4,495,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes,
	Series B, 9.500% due 2/15/13	4,854,600
	Interface Inc.:
2,875,000	Senior Notes, 10.375% due 2/1/10	3,191,250
1,500,000	Senior Subordinated Notes, 9.500% due 2/1/14	1,642,500
3,000,000	Rental Services Corp., Senior Bonds, 9.500% due 12/1/14 (a)	3,202,500
	Total Commercial Services & Supplies	29,715,220
Communications Equipment — 0.5%
6,100,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	5,581,500
Consumer Finance — 3.4%
	Ford Motor Credit Co.:
	Notes:
3,075,000	7.875% due 6/15/10	3,093,438
3,320,000	7.000% due 10/1/13	3,143,326
	Senior Notes:
4,248,000	10.605% due 6/15/11 (g)	4,582,165
1,950,000	9.875% due 8/10/11	2,078,281
1,210,000	8.105% due 1/13/12 (g)	1,194,592
2,490,000	8.000% due 12/15/16	2,439,166
	General Motors Acceptance Corp.:
14,270,000	Bonds, 8.000% due 11/1/31	15,359,115
6,890,000	Notes, 6.875% due 8/28/12	6,892,742
	Total Consumer Finance	38,782,825
Containers & Packaging — 1.9%
4,960,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	5,158,400
4,725,000	Graphic Packaging International Corp., Senior Subordinated Notes,
	9.500% due 8/15/13	5,079,375
2,349,000	Owens-Brockway Glass Container Inc., Senior Secured Notes,
	8.750% due 11/15/12	2,487,004
1,490,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	1,601,750
1,975,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (e)	17,281
347,000	Smurfit Kappa Funding, Senior Notes, 9.625% due 10/1/12	366,952
4,805,000	Smurfit-Stone Container Corp., Senior Notes, 8.000% due 3/15/17 (a)	4,805,000
2,355,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12	2,405,044
	Total Containers & Packaging	21,920,806

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2007 Annual Report        7

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†	Security	Value
Diversified Consumer Services — 0.8%
	Education Management LLC/Education Management Finance Corp.:
1,505,000	Senior Notes, 8.750% due 6/1/14	$1,599,063
3,770,000	Senior Subordinated Notes, 10.250% due 6/1/16	4,137,575
	Service Corp. International:
650,000	Debentures, 7.875% due 2/1/13	672,750
	Senior Notes:
1,200,000	7.625% due 10/1/18	1,276,500
1,335,000	7.500% due 4/1/27 (a)	1,341,675
	Total Diversified Consumer Services	9,027,563
Diversified Financial Services — 2.6%
1,390,000	Ameripath Intermediate Holdings Inc., Senior Unsecured Notes,
	10.650% due 2/15/14 (a)(g)	1,400,425
4,060,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes,
	8.375% due 8/15/15 (a)	4,242,700
2,110,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	2,146,925
135,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (a)	144,450
3,025,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (a)	3,168,688
2,375,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	2,366,094
588,000	MMG Fiduciary Trust Corp., 6.750% due 2/1/16	595,485
2,390,000	PGS Solutions Inc., Senior Subordinated Notes, 9.625% due 2/15/15 (a)	2,440,240
700,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	721,000
1,360,000	TNK-BP Finance SA, 7.500% due 7/18/16 (a)**	1,443,300
1,006,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	1,063,845
2,055,000	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	2,250,225
4,130,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield
	9.967% due 10/1/15	3,469,200
4,425,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes,
	9.000% due 10/1/14	4,607,531
	Total Diversified Financial Services	30,060,108
Diversified Telecommunication Services — 7.3%
4,740,000	Axtel SAB de CV, Senior Notes, 7.625% due 2/1/17 (a)**	4,822,950
370,000	Axtel SAB de CV, 7.625% due 2/1/17 (a)	376,475
4,350,000	Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15	4,382,625
1,260,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	1,184,400
	Citizens Communications Co.:
385,000	Senior Bonds, 7.125% due 3/15/19 (a)	389,812
3,640,000	Senior Notes, 7.875% due 1/15/27 (a)	3,803,800
6,121,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B,
	12.500% due 5/1/15	6,916,730
2,040,000	Inmarsat Finance II PLC, step bond to yield 8.062% due 11/15/12	1,948,200
	Intelsat Bermuda Ltd.:
4,315,000	9.250% due 6/15/16	4,768,075
	Senior Notes:
1,485,000	8.872% due 1/15/15 (g)	1,525,837
6,440,000	11.250% due 6/15/16	7,381,850

See Notes to Financial Statements.

8        Western Asset High Income Fund II Inc. 2007 Annual Report

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†		Security	Value
Diversified Telecommunication Services — 7.3% (continued)
1,355,000		Intelsat Corp., Senior Notes, 9.000% due 8/15/14	$1,470,175
		Level 3 Financing Inc., Senior Notes:
800,000		9.250% due 11/1/14 (a)	835,000
3,000,000		9.150% due 2/15/15 (a)(g)	3,052,500
2,215,000		8.750% due 2/15/17 (a)	2,264,837
2,820,000		Nordic Telephone Co. Holdings, Senior Secured Notes, 8.875% due 5/1/16 (a)	3,045,600
		NTL Cable PLC, Senior Notes:
80,000		8.750% due 4/15/14	84,400
4,670,000		9.125% due 8/15/16	5,008,575
		Qwest Communications International Inc., Senior Notes:
365,000		7.500% due 2/15/14	378,688
900,000		Series B, 7.500% due 2/15/14	933,750
		Qwest Corp.:
3,878,000		Debentures, 6.875% due 9/15/33	3,800,440
7,325,000		Notes, 8.875% due 3/15/12	8,130,750
3,640,000		Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	3,728,234
4,770,000		Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (a)	4,531,500
6,000,000	MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.750% due 1/31/16	562,568
2,625,000		Umbrella Acquisition Inc., Senior Notes, 9.750% due 3/15/15 (a)(b)	2,647,969
610,000		Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (a)	707,600
5,110,000		Windstream Corp., Senior Notes, 8.625% due 8/1/16	5,633,775
		Total Diversified Telecommunication Services	84,317,115
Electric Utilities — 0.7%
		Enersis SA, Notes:
335,000		7.375% due 1/15/14	364,198
487,000		7.400% due 12/1/16	537,399
1,665,000		IPALCO Enterprises Inc., Secured Notes, 8.625% due 11/14/11	1,814,850
		Midwest Generation LLC:
1,106,110		Pass-Through Certificates, Series B,8.560% due 1/2/16	1,220,178
1,455,000		Secured Notes, 8.750% due 5/1/34	1,615,050
2,570,000		Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	2,981,200
		Total Electric Utilities	8,532,875
Electrical Equipment — 0.1%
1,070,000		Belden CDT Inc., Senior Subordinated Notes, 7.000% due 3/15/17 (a)	1,099,684
Electronic Equipment & Instruments — 0.3%
		NXP BV/NXP Funding LLC:
795,000		Senior Notes, 9.500% due 10/15/15 (a)	838,725
2,420,000		Senior Secured Bonds, 7.875% due 10/15/14 (a)	2,528,900
		Total Electronic Equipment & Instruments	3,367,625
Energy Equipment & Services — 1.0%
3,270,000		Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (a)	3,396,712
1,605,000		Geokinetics Inc., Senior Secured Notes, 11.855% due 12/15/12 (a)(g)	1,665,187
1,275,000		GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	1,310,063

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2007 Annual Report        9

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†	Security	Value
Energy Equipment & Services — 1.0% (continued)
3,175,000	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	$3,444,875
1,210,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	1,247,813
400,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	483,636
	Total Energy Equipment & Services	11,548,286
Food & Staples Retailing — 0.3%
2,805,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	3,431,357
Food Products — 0.4%
	Dole Food Co. Inc.:
1,600,000	Debentures, 8.750% due 7/15/13	1,600,000
	Senior Notes:
2,065,000	7.250% due 6/15/10	2,036,606
1,050,000	8.875% due 3/15/11	1,068,375
	Total Food Products	4,704,981
Gas Utilities — 0.5%
5,625,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes,
	6.875% due 12/15/13	5,639,063
Health Care Equipment & Supplies — 0.1%
1,145,000	Advanced Medical Optics Inc., Senior Subordinated Notes,
	7.500% due 5/1/17 (a)	1,185,075
Health Care Providers & Services — 4.4%
4,425,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13 (f)	4,839,844
	DaVita Inc.:
	Senior Notes:
525,000	6.625% due 3/15/13 (a)	529,594
240,000	6.625% due 3/15/13	242,100
4,885,000	Senior Subordinated Notes, 7.250% due 3/15/15	5,019,337
	HCA Inc.:
1,870,000	Debentures, 7.500% due 11/15/95	1,547,711
2,100,000	Notes, 6.375% due 1/15/15	1,834,875
9,220,000	Senior Notes, 6.500% due 2/15/16	8,079,025
	Senior Secured Notes:
3,065,000	9.250% due 11/15/16 (a)	3,348,512
2,510,000	9.625% due 11/15/16 (a)(b)	2,745,313
4,800,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes,
	8.750% due 6/15/14	4,998,000
	Tenet Healthcare Corp., Senior Notes:
6,000,000	7.375% due 2/1/13	5,670,000
4,560,000	9.875% due 7/1/14	4,696,800
1,470,000	6.875% due 11/15/31	1,183,350
4,680,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	4,914,000
1,015,000	US Oncology Holdings Inc., Senior Notes, 9.797% due 3/15/12 (a)(b)	1,032,763
	Total Health Care Providers & Services	50,681,224

See Notes to Financial Statements.

10        Western Asset High Income Fund II Inc. 2007 Annual Report

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†	Security	Value
Hotels, Restaurants & Leisure — 6.0%
	Boyd Gaming Corp., Senior Subordinated Notes:
600,000	7.750% due 12/15/12	$627,000
1,000,000	6.750% due 4/15/14	1,003,750
3,085,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14	3,254,675
	Caesars Entertainment Inc., Senior Subordinated Notes:
4,500,000	8.875% due 9/15/08	4,685,625
3,000,000	8.125% due 5/15/11	3,195,000
2,725,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	2,834,000
1,150,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (a)	1,171,563
4,725,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	5,067,562
1,635,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	1,786,237
4,150,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	3,994,375
4,070,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	4,451,562
4,800,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	4,752,000
3,850,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	3,768,187
	MGM MIRAGE Inc.:
	Senior Notes:
355,000	8.500% due 9/15/10	382,513
955,000	6.750% due 9/1/12	960,969
4,700,000	7.625% due 1/15/17	4,817,500
455,000	Senior Subordinated Notes, 8.375% due 2/1/11	485,144
1,700,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes,
	6.875% due 2/15/15	1,712,750
1,560,000	OSI Restaurant Partners Inc., Senior Notes, 9.625% due 5/15/15 (a)	1,612,650
4,700,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	4,852,750
3,930,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (a)	4,421,250
415,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	441,456
1,555,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15 (a)	1,636,638
	Snoqualmie Entertainment Authority, Senior Secured Notes:
885,000	9.150% due 2/1/14 (a)(g)	908,231
840,000	9.125% due 2/1/15 (a)	873,600
	Station Casinos Inc.:
	Senior Notes:
40,000	6.000% due 4/1/12	39,400
3,660,000	7.750% due 8/15/16	3,824,700
	Senior Subordinated Notes:
80,000	6.875% due 3/1/16	75,600
1,635,000	6.625% due 3/15/18	1,504,200
	Total Hotels, Restaurants & Leisure	69,140,887
Household Durables — 1.9%
310,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	321,625
4,000,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (c)(d)(e)	0
3,355,000	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	3,451,456
	K Hovnanian Enterprises Inc., Senior Notes:
2,605,000	7.500% due 5/15/16	2,513,825
3,580,000	8.625% due 1/15/17	3,615,800

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2007 Annual Report        11

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†	Security	Value
Household Durables — 1.9% (continued)
2,590,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes,
	9.000% due 11/1/11	$2,713,025
5,765,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to
	yield 9.952% due 9/1/12	5,274,975
4,150,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	4,388,625
	Total Household Durables	22,279,331
Household Products — 0.5%
70,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12	71,575
	Nutro Products Inc.:
960,000	Senior Notes, 9.370% due 10/15/13 (a)(g)	986,400
3,060,000	Senior Subordinated Notes, 10.750% due 4/15/14 (a)	3,258,900
1,890,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	1,998,675
	Total Household Products	6,315,550
Independent Power Producers & Energy Traders — 3.6%
2,540,000	AES China Generating Co., Ltd., ClassA, 8.250% due 6/26/10	2,538,303
	AES Corp.:
	Senior Notes:
1,325,000	9.500% due 6/1/09	1,421,063
1,900,000	9.375% due 9/15/10	2,094,750
250,000	8.875% due 2/15/11	271,250
4,225,000	7.750% due 3/1/14 (f)	4,489,063
730,000	Senior Secured Notes, 9.000% due 5/15/15 (a)	784,750
3,605,000	Dynegy Holdings Inc., Senior Debentures, 7.625% due 10/15/26	3,555,431
	Edison Mission Energy, Senior Notes:
3,120,000	7.730% due 6/15/09	3,291,600
445,000	7.500% due 6/15/13	465,025
2,600,000	7.750% due 6/15/16	2,749,500
1,207,613	Mirant Mid Atlantic LLC, Pass-Through Certificates, Series B, 9.125% due 6/30/17	1,407,623
4,235,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	4,499,688
	NRG Energy Inc., Senior Notes:
1,675,000	7.250% due 2/1/14	1,737,813
8,770,000	7.375% due 2/1/16	9,131,762
1,800,000	7.375% due 1/15/17	1,869,750
	TXU Corp., Senior Notes:
890,000	Series Q, 6.500% due 11/15/24	774,668
220,000	Series R, 6.550% due 11/15/34	190,255
	Total Independent Power Producers & Energy Traders	41,272,294
Industrial Conglomerates — 0.1%
680,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13	741,200
2,750,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (c)(d)(e)	0
940,000	Sequa Corp., Senior Notes, 9.000% due 8/1/09	998,750
	Total Industrial Conglomerates	1,739,950

See Notes to Financial Statements.

12        Western Asset High Income Fund II Inc. 2007 Annual Report

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†	Security	Value
Insurance — 0.7%
	Crum & Forster Holdings Corp., Senior Notes:
6,005,000	10.375% due 6/15/13	$6,617,390
1,400,000	7.750% due 5/1/17 (a)	1,414,000
	Total Insurance	8,031,390
Internet & Catalog Retail — 0.2%
2,218,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	2,240,180
IT Services — 0.6%
	SunGard Data Systems Inc.:
2,900,000	Senior Notes, 9.125% due 8/15/13	3,124,750
3,230,000	Senior Subordinated Notes, 10.250% due 8/15/15	3,569,150
	Total IT Services	6,693,900
Leisure Equipment & Products — 0.3%
3,600,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	3,474,000
Machinery — 0.6%
1,260,000	American Railcar Industries Inc., Senior Unsecured Notes, 7.500% due 3/1/14 (a)	1,311,975
641,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	695,485
4,959,000	Mueller Holdings Inc., Senior Discount Notes, step bond to yield
	14.287% due 4/15/14	4,661,460
	Total Machinery	6,668,920
Media — 9.3%
	Affinion Group Inc.:
4,465,000	Senior Notes, 10.125% due 10/15/13 (f)	4,889,175
2,025,000	Senior Subordinated Notes, 11.500% due 10/15/15 (f)	2,237,625
6,905,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16 (f)	7,958,012
7,905,000	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes,
	11.750% due 5/15/14 (f)	7,905,000
6,041,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (f)	6,448,767
	CCH II LLC/CCH II Capital Corp., Senior Notes:
4,390,000	10.250% due 9/15/10	4,697,300
3,032,000	10.250% due 10/1/13	3,346,570
1,500,000	Charter Communications Holdings LLC, Senior Discount Notes,
	12.125% due 1/15/12	1,556,250
1,325,000	Charter Communications Holdings LLC/Charter Communications Holdings
	Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	1,371,375
925,000	Charter Communications Operating LLC, Second Lien Senior Notes,
	8.375% due 4/30/14 (a)	974,719
1,375,000	Chukchansi Economic Development Authority, Senior Notes,
	8.000% due 11/15/13 (a)	1,431,719
3,270,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (a)	3,351,750
	CSC Holdings Inc.:
4,210,000	Senior Debentures, Series B, 8.125% due 8/15/09	4,399,450
	Senior Notes, Series B:
280,000	8.125% due 7/15/09	292,600
3,400,000	7.625% due 4/1/11	3,523,250

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2007 Annual Report        13

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†	Security	Value
Media — 9.3% (continued)
813,000	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B,
	12.125% due 11/15/12	$888,203
3,350,000	Dex Media Inc., Discount Notes, step bond to yield 8.367% due 11/15/13	3,174,125
2,344,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes,
	Series B, 9.875% due 8/15/13	2,563,750
	EchoStar DBS Corp., Senior Notes:
3,410,000	7.000% due 10/1/13	3,559,188
8,010,000	7.125% due 2/1/16	8,380,462
2,419,000	Globo Communicacoes Participacao SA, Bonds, 7.250% due 4/26/22 (a)	2,445,609
930,000	ION Media Networks Inc., Senior Secured Notes, 11.606% due 1/15/13 (a)(g)	971,850
2,760,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	2,753,100
2,615,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	2,699,988
1,255,000	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	1,324,025
	R.H. Donnelley Corp.:
	Senior Discount Notes:
1,000,000	Series A-1, 6.875% due 1/15/13	996,250
2,200,000	Series A-2, 6.875% due 1/15/13	2,191,750
5,200,000	Senior Notes, Series A-3, 8.875% due 1/15/16	5,668,000
900,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes,
	10.875% due 12/15/12 (a)	978,750
4,885,000	Rainbow National Services LLC, Senior Notes, 8.750% due 9/1/12 (a)	5,239,162
280,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.750% due 3/15/15	296,100
4,117,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	4,291,972
750,000	Videotron Ltee., Senior Notes, 6.375% due 12/15/15	744,375
	XM Satellite Radio Inc., Senior Notes:
860,000	9.860% due 5/1/13 (g)	851,400
2,180,000	9.750% due 5/1/14	2,196,350
	Total Media	106,597,971
Metals & Mining — 3.4%
385,000	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	432,644
14,660,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	16,071,025
3,200,000	Metals USA Holdings Corp., Senior Notes, 11.356% due 1/15/12 (a)(b)(g)	3,184,000
5,685,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	6,338,775
2,470,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	2,615,112
5,000,000	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes,
	13.750% due 7/15/09 (c)(d)(e)	0
2,240,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15 (a)	2,374,400
	Vale Overseas Ltd., Notes:
1,284,000	8.250% due 1/17/34	1,583,921
6,178,000	6.875% due 11/21/36**	6,583,882
	Total Metals & Mining	39,183,759
Multiline Retail — 0.8%
	Neiman Marcus Group Inc.:
1,210,000	Senior Notes, 9.000% due 10/15/15 (b)	1,340,075
5,020,000	Senior Subordinated Notes, 10.375% due 10/15/15	5,666,325

See Notes to Financial Statements.

14        Western Asset High Income Fund II Inc. 2007 Annual Report

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†		Security	Value
Multiline Retail — 0.8% (continued)
1,493,000		Saks Inc., Notes, 9.875% due 10/1/11	$1,675,893
		Total Multiline Retail	8,682,293
Oil, Gas & Consumable Fuels — 10.1%
5,145,000		Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12 (f)	5,325,075
		Chesapeake Energy Corp., Senior Notes:
4,430,000		6.625% due 1/15/16	4,518,600
3,725,000		6.500% due 8/15/17	3,725,000
1,005,000		Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	1,060,275
2,800,000		Corral Finans AB, 6.855% due 4/15/10 (a)(b)	2,852,500
		El Paso Corp.:
		Medium-Term Notes:
5,025,000		7.800% due 8/1/31	5,628,000
7,525,000		7.750% due 1/15/32	8,428,000
5,200,000		Notes, 7.875% due 6/15/12	5,705,492
2,250,000		Enterprise Products Operating LP, Junior Subordinated Notes,
		8.375% due 8/1/66 (g)	2,495,596
5,060,000		EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	5,097,950
		Gazprom:
		Bonds:
104,590,000	RUB	Series A7, 6.790% due 10/29/09	4,104,802
34,860,000	RUB	Series A8, 7.000% due 10/27/11	1,362,707
2,503,000		Loan Participation Notes, 6.212% due 11/22/16 (a)**	2,541,796
1,770,000		Senior Notes, 6.510% due 3/7/22 (a)**	1,825,313
50,960,000	RUB	OAO, Series A6, 6.950% due 8/6/09	2,001,852
2,325,000		Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	2,476,125
3,705,000		International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	3,802,256
		Mariner Energy Inc., Senior Notes:
1,465,000		7.500% due 4/15/13	1,461,338
1,110,000		8.000% due 5/15/17	1,122,488
995,000		Northwest Pipeline Corp., Senior Notes, 7.000% due 6/15/16	1,069,625
490,000		OMI Corp., Senior Notes, 7.625% due 12/1/13	502,250
2,145,000		OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (a)	2,279,062
		Pemex Project Funding Master Trust:
1,846,000		6.125% due 8/15/08**	1,865,383
250,000		7.375% due 12/15/14	280,125
1,298,000		Senior Notes, 5.948% due 12/3/12 (a)(g)	1,313,252
1,925,000		Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	2,071,781
		Petroplus Finance Ltd.:
1,080,000		6.750% due 5/1/14 (a)	1,090,800
1,750,000		7.000% due 5/1/17 (a)	1,774,063
4,544,000		Petrozuata Finance Inc., 8.220% due 4/1/17 (a)**	4,636,890
		Pogo Producing Co., Senior Subordinated Notes:
1,130,000		7.875% due 5/1/13	1,149,775
2,000,000		Series B, 8.250% due 4/15/11	2,045,000

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2007 Annual Report        15

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†	Security	Value
Oil, Gas & Consumable Fuels — 10.1% (continued)
5,665,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)	$5,877,437
160,000	SESI LLC, Senior Notes, 6.875% due 6/1/14	163,200
3,715,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	3,715,000
1,000,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	1,050,000
	Whiting Petroleum Corp., Senior Subordinated Notes:
2,550,000	7.250% due 5/1/12	2,518,125
1,975,000	7.000% due 2/1/14	1,930,563
	Williams Cos. Inc.:
90,000	Debentures, Series A, 7.500% due 1/15/31	95,850
	Notes:
3,650,000	7.875% due 9/1/21	4,060,625
6,225,000	8.750% due 3/15/32	7,275,469
3,700,000	Senior Notes, 7.625% due 7/15/19	4,051,500
	Total Oil, Gas & Consumable Fuels	116,350,940
Paper & Forest Products — 1.8%
2,845,000	Abitibi-Consolidated Co. of Canada, 6.000% due 6/20/13 (f)	2,475,150
	Abitibi-Consolidated Inc.:
750,000	7.400% due 4/1/18	641,250
1,550,000	Senior Notes, 8.375% due 4/1/15	1,457,000
	Appleton Papers Inc.:
395,000	Senior Notes, 8.125% due 6/15/11	412,281
4,685,000	Senior Subordinated Notes, Series B, 9.750% due 6/15/14 (f)	4,878,256
	NewPage Corp.:
4,290,000	Senior Secured Notes, 11.610% due 5/1/12 (g)	4,777,987
2,130,000	Senior Subordinated Notes, 12.000% due 5/1/13	2,377,613
1,000,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	1,030,000
	Verso Paper Holdings LLC:
370,000	Senior Secured Notes, 9.125% due 8/1/14 (a)	391,275
1,865,000	Senior Subordinated Notes, 11.375% due 8/1/16 (a)	2,004,875
	Total Paper & Forest Products	20,445,687
Pharmaceuticals — 0.5%
6,085,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	6,008,938
Real Estate Investment Trusts (REITs) — 1.1%
130,000	Forest City Enterprises Inc., Senior Notes,7.625% due 6/1/15	133,900
	Host Marriott LP, Senior Notes:
2,500,000	7.125% due 11/1/13	2,587,500
3,400,000	Series O,6.375% due 3/15/15	3,429,750
1,500,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	1,470,000
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
490,000	7.125% due 6/1/15	512,050
1,245,000	6.500% due 6/1/16	1,265,231
2,615,000	6.750% due 4/1/17	2,693,450
	Total Real Estate Investment Trusts (REITs)	12,091,881

See Notes to Financial Statements.

16        Western Asset High Income Fund II Inc. 2007 Annual Report

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†	Security	Value
Real Estate Management & Development — 0.8%
2,180,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated
	Notes, 9.500% due 10/1/15	$2,106,425
	Reality Corp., Senior Notes:
2,340,000	10.500% due 4/15/14 (a)	2,348,775
5,070,000	12.375% due 4/15/15 (a)	5,082,675
	Total Real Estate Management & Development	9,537,875
Road & Rail — 1.7%
	Group Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
4,850,000	9.375% due 5/1/12	5,262,250
160,000	12.500% due 6/15/12	171,680
	Hertz Corp.:
3,930,000	Senior Notes,8.875% due 1/1/14	4,254,225
7,100,000	Senior Subordinated Notes, 10.500% due 1/1/16	8,129,500
910,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13 (a)	928,200
840,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	863,100
	Total Road & Rail	19,608,955
Semiconductors & Semiconductor Equipment — 0.3%
3,295,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14 (a)	3,315,594
Software — 0.6%
3,385,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (f)	3,368,075
2,951,792	UGS Capital Corp. II, Senior Notes, 10.348% due 6/1/11 (a)(b)(g)	3,055,105
	Total Software	6,423,180
Specialty Retail — 0.7%
	AutoNation Inc., Senior Notes:
745,000	7.356% due 4/15/13 (g)	755,244
830,000	7.000% due 4/15/14	838,300
2,750,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	2,818,750
1,995,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	2,234,400
1,370,000	Linens ‘n Things Inc., Senior Secured Notes, 10.981% due 1/15/14 (g)	1,296,362
	Total Specialty Retail	7,943,056
Textiles, Apparel & Luxury Goods — 0.8%
	Levi Strauss & Co., Senior Notes:
5,470,000	9.750% due 1/15/15	6,030,675
400,000	8.875% due 4/1/16	431,500
2,950,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	2,496,438
	Total Textiles, Apparel & Luxury Goods	8,958,613
Tobacco — 0.2%
	Alliance One International Inc., Senior Notes:
400,000	8.500% due 5/15/12 (a)	415,000
1,970,000	11.000% due 5/15/12	2,196,550
	Total Tobacco	2,611,550

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2007 Annual Report        17

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†		Security	Value
Trading Companies & Distributors — 1.0%
2,955,000		Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	$3,191,400
2,665,000		H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	2,904,850
3,965,000		Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)	4,361,500
715,000		TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (a)	745,387
		Total Trading Companies & Distributors	11,203,137
Wireless Telecommunication Services — 2.1%
1,825,000		American Tower Corp., Senior Notes,7.500% due 5/1/12	1,911,687
4,180,000		Nextel Communications Inc., Senior Notes, Series D,7.375% due 8/1/15	4,328,018
440,000		Rogers Wireless Communications Inc., Senior Secured Notes,
		7.250% due 12/15/12	476,300
		Rural Cellular Corp.:
1,575,000		Senior Notes, 9.875% due 2/1/10	1,673,438
2,105,000		Senior Secured Notes, 8.250% due 3/15/12	2,231,300
11,050,000		True Move Co., Ltd., 10.750% due 12/16/13 (a)	11,657,750
2,220,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes,
		8.250% due 5/23/16**	2,387,610
		Total Wireless Telecommunication Services	24,666,103
		TOTAL CORPORATE BONDS & NOTES
		(Cost — $985,704,285)	1,018,170,777

ASSET-BACKED SECURITIES — 0.1%
Diversified Financial Services — 0.0%
1,975,400		Airplanes Pass-Through Trust, Subordinated Notes, Series D,
		10.875% due 3/15/19 (c)(d)(e)	0
Electric — 0.1%
584,577		Mirant Mid-Atlantic LLC, Series C, 10.060% due 12/30/28	729,625
		TOTAL ASSET-BACKED SECURITIES
		(Cost — $2,753,178)	729,625

CONVERTIBLE BOND & NOTE — 0.1%
Automobiles — 0.1%
1,110,000		Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (Cost — $1,110,000)	1,254,300

SOVEREIGN BONDS — 5.9%
Argentina — 0.6%
		Republic of Argentina:
1,400,000	EUR	9.250% due 10/21/02 (e)	628,724
300,000	EUR	9.000% due 6/20/03 (e)	137,800
250,000	EUR	10.250% due 1/26/07 (e)	119,956
275,000	EUR	8.000% due 2/26/08 (e)	129,228
6,266,501	ARS	Bonds,2.000% due 1/3/10 (g)	4,321,928
665,000		Bonds, Series VII, 7.000% due 9/12/13	644,607
97,000	EUR	GDP Linked Securities, 0.000% due 12/15/35 (g)	19,346
		Medium-Term Notes:
1,175,000	EUR	7.000% due 3/18/04 (c)(e)	545,737

See Notes to Financial Statements.

18        Western Asset High Income Fund II Inc. 2007 Annual Report

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†		Security	Value
Argentina — 0.6% (continued)
600,000	EUR	8.125% due 10/4/04 (e)	$268,429
525,000	EUR	9.000% due 5/24/05 (e)	244,736
		Total Argentina	7,060,491
Brazil — 1.0%
		Brazil Nota do Tesouro Nacional:
2,175,000	BRL	Series B, 6.000% due 5/15/45	1,721,001
3,504,000	BRL	Series F, 9.762% due 7/1/10	1,689,933
		Federative Republic of Brazil:
2,482,000		11.000% due 8/17/40	3,369,935
		Collective Action Securities:
2,005,000		8.750% due 2/4/25**	2,635,572
1,978,000		Notes, 8.000% due 1/15/15**	2,246,514
		Total Brazil	11,662,955
Colombia — 0.5%
		Republic of Colombia:
51,000		10.375% due 1/28/33	76,041
4,615,000		7.375% due 9/18/37**	5,168,800
		Total Colombia	5,244,841
Ecuador — 0.2%
2,100,000		Republic of Ecuador, 10.000% due 8/15/30 (a)**	1,955,625
El Salvador — 0.1%
		Republic of El Salvador:
858,000		7.750% due 1/24/23 (a)	999,570
178,000		8.250% due 4/10/32 (a)	218,940
		Total El Salvador	1,218,510
Mexico — 1.1%
		United Mexican States:
50,000		11.375% due 9/15/16	72,125
11,592,000		Medium-Term Notes, Series A, 6.750% due 9/27/34**	12,942,468
		Total Mexico	13,014,593
Panama — 0.3%
		Republic of Panama:
1,285,000		9.625% due 2/8/11	1,466,506
350,000		7.250% due 3/15/15	385,000
1,320,000		6.700% due 1/26/36	1,400,850
		Total Panama	3,252,356
Peru — 0.1%
		Republic of Peru:
708,000		8.750% due 11/21/33**	953,145
259,000		Bonds, 6.550% due 3/14/37	274,799
198,000		Global Bonds, 7.350% due 7/21/25	230,670
		Total Peru	1,458,614

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2007 Annual Report        19

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†	Security	Value
Philippines — 0.2%
1,695,000	Republic of the Philippines, 9.500% due 2/2/30**	$2,261,723
Russia — 0.0%
244,000	Russian Federation, 12.750% due 6/24/28 (a)	444,538
Turkey — 0.8%
	Republic of Turkey:
490,000	7.000% due 6/5/20	498,728
335,000	11.875% due 1/15/30	517,366
594,000	Bonds, 7.000% due 9/26/16**	608,108
7,954,000	Notes, 6.875% due 3/17/36**	7,725,322
	Total Turkey	9,349,524
Uruguay — 0.1%
1,026,307	Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36**	1,157,161
Venezuela — 0.9%
	Bolivarian Republic of Venezuela:
10,246,000	5.750% due 2/26/16**	9,567,202
241,000	7.650% due 4/21/25	253,773
183,000	Collective Action Securities, Notes, 10.750% due 9/19/13	223,352
	Total Venezuela	10,044,327
	TOTAL SOVEREIGN BONDS
	(Cost — $63,750,705)	68,125,258

LOAN PARTICIPATIONS — 1.3%
United States — 1.3%
279,613	Ashmore Energy International, Synthetic Revolving Department,
	8.250% due 3/30/14 (Credit Suisse Securities) (g)(h)	281,099
2,130,387	Ashmore Energy, Term Loan,8.350% due 3/30/14 (Credit Suisse Securities) (g)(h)	2,141,704
2,000,000	Penhall International Corp., Term Loan, 12.824% due 4/1/12
	(Deutsche Bank Securities) (g)(h)	1,970,000
7,500,000	SandRidge Energy, Term Loan, 8.975% due 4/1/15
	(Banc of America Securities) (g)(h)	7,743,750
2,500,000	Verso Paper Holdings, Term Loan, 11.605% due 2/1/12
	(Credit Suisse Securities) (g)(h)	2,510,938
	TOTAL LOAN PARTICIPATIONS
	(Cost — $14,347,499)	14,647,491

Shares
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
10,685,938	Home Interiors & Gifts Inc. (c)(d)*	106,859
52,472	Mattress Discounters Corp. (c)(d)*	0
	TOTAL CONSUMER DISCRETIONARY	106,859

See Notes to Financial Statements.

20        Western Asset High Income Fund II Inc. 2007 Annual Report

Schedule of Investments (April 30, 2007) (continued)

Face
Amount†	Security	Value
CONSUMER STAPLES — 0.0%
Food Products — 0.0%
3,784	Imperial Sugar Co.	$112,612
	TOTAL COMMON STOCKS
	(Cost — $7,846,354)	219,471

PREFERRED STOCKS — 0.5%
CONSUMER DISCRETIONARY — 0.4%
Automobiles — 0.1%
65,000	Ford Motor Co., 7.400%	1,141,400
1,800	Ford Motor Co., 8.000%	34,740
1,800	Ford Motor Co., Series F, 7.550%	33,822
	Total Automobiles	1,209,962
Media — 0.3%
387	ION Media Networks Inc., 13.250% (b)	2,995,622
	TOTAL CONSUMER DISCRETIONARY	4,205,584
FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
12,100	Preferred Plus, Series FRD-1,7.400%	212,960
8,200	Preferred Plus, Series FMC1 Trust, Senior Debentures, Series LMG-3, 8.250%	169,412
44,100	Saturns, Series F 2003-5, 8.125%	868,329
	TCR Holdings Corp.:
17,552	Class B Shares, (c)(d)*	17
9,654	Class C Shares, (c)(d)*	10
25,451	Class D Shares, (c)(d)*	25
52,657	Class E Shares, (c)(d)*	53
	TOTAL FINANCIALS	1,250,806
	TOTAL PREFERRED STOCKS
	(Cost — $5,156,455)	5,456,390
CONVERTIBLE PREFERRED STOCKS — 0.1%
ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
5,355	Chesapeake Energy Corp., Convertible, 6.250% (Cost — $1,345,637)	1,512,118
ESCROWED SHARES — 0.0%
8,800,000	Breed Technologies Inc. (c)(d)*	0
2,025,000	Pillowtex Corp. (c)(d)*	0
2,648,056	Vlasic Foods International Inc. (c)(d)*	0
	TOTAL ESCROWED SHARES
	(Cost — $0)	0

Warrants
WARRANTS — 0.1%
18,500	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20*	675,250

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2007 Annual Report        21

Schedule of Investments (April 30, 2007) (continued)

Warrants	Security	Value
WARRANTS — 0.1% (continued)
3,500	Brown Jordan International Inc., Expires 8/15/07 (a)(c)*	$31
31,517,970	ContiFinancial Corp., Liquidating Trust, Units of Interest
	(Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (c)(d)*	95
2,750	Leap Wireless International Inc., Expires 4/15/10 (c)(d)*	0
3,500	Mattress Discounters Co., Expires 7/15/07 (c)(d)*	0
13,614	Pillowtex Corp., Expires 11/24/09 (c)(d)*	0
5,000	UbiquiTel Inc., Expires 4/15/10 (a)(c)(d)*	50

	TOTAL WARRANTS
	(Cost — $538,361)	675,426
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $1,082,552,474)	1,110,790,856

Face
Amount†
SHORT-TERM INVESTMENTS — 3.4%
Certificate of Deposit (Yankee) — 0.2%
1,800,000		UBS AG Jersey Branch, Medium-Term Notes, 6.000% due 7/12/07
		(Cost — $1,855,525)	1,865,880
Sovereign Bonds — 1.2%
2,955,000	MYR	Bank of Negara Monetary Note, Series 0107, 1.000% due 8/9/07	855,911
		Egypt Treasury Bills:
47,100,000	EGP	Zero coupon bond to yield 9.643% due 10/30/07	7,917,645
33,275,000	EGP	Zero coupon bond to yield 9.307% due 11/6/07	5,585,455

		Total Sovereign Bonds
		(Cost — $14,259,411)	14,359,011
Repurchase Agreement — 2.0%
22,756,000		Nomura Securities International Inc. repurchase agreement dated 4/30/07,
		5.170% due 5/1/07;Proceeds at maturity — $22,759,268;
		(Fully collateralized by various U.S. government agency obligations,
		0.000% to 7.125% due 10/10/13 to 2/15/30;Market value — $23,211,453)
		(Cost — $22,756,000)	22,756,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $38,870,936)	38,980,891

		TOTAL INVESTMENTS — 100.0% (Cost — $1,121,423,410#)	$ 1,149,771,747

See Notes to Financial Statements.

22        Western Asset High Income Fund II Inc. 2007 Annual Report

Schedule of Investments (April 30, 2007) (continued)

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Illiquid security.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(e)	Security is currently in default.
(f)	All or a portion of this security is segregated for extended settlements and reverse repurchase agreements.
(g)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2007.
(h)	Participation interest was acquired through the financial institution indicated parenthetically.
#	Aggregate cost for federal income tax purposes is $1,123,229,962.
**	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

Abbreviations used in this schedule:
ARS – Argentine Peso
BRL – Brazilian Dollar
EGP – Egyptian Pound
EUR – Euro
GDP – Gross Domestic Product
MXN – Mexican Peso
MYR – Malaysian Ringgit
RUB – Russian Ruble

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2007 Annual Report        23

Statement of Assets and Liabilities (April 30, 2007)

ASSETS:
Investments, at value (Cost — $1,121,423,410)	$1,149,771,747
Foreign currency, at value (Cost — $1,045,159)	1,052,118
Cash	606
Dividends and interest receivable	22,948,686
Receivable for securities sold	5,751,766
Prepaid expenses	57,980
Total Assets	1,179,582,903

LIABILITIES:
Loan payable (Note 4)	125,000,000
Payable for open reverse repurchase agreement	73,111,014
Payable for securities purchased	18,812,803
Interest payable (Note 4)	1,230,051
Investment management fee payable	752,714
Directors’ fees payable	8,993
Accrued expenses	112,822
Total Liabilities	219,028,397
Total Net Assets	$960,554,506

NET ASSETS:
Par value ($0.001 par value; 77,614,787 shares issued and outstanding; 100,000,000 shares authorized)	$77,615
Paid-in capital in excess of par value	1,041,434,075
Undistributed net investment income	5,416,350
Accumulated net realized loss on investments and foreign currency transactions	(114,730,278)
Net unrealized appreciation on investments and foreign currencies	28,356,744
Total Net Assets	$960,554,506

Shares Outstanding	77,614,787
Net Asset Value	$12.38

See Notes to Financial Statements.

24        Western Asset High Income Fund II Inc. 2007 Annual Report

Statement of Operations (For the year ended April 30, 2007)

INVESTMENT INCOME:
Interest	$87,401,231
Dividends	321,820
Income from securities lending	197,874
Total Investment Income	87,920,925
EXPENSES:
Interest expense (Notes 3 and 4)	8,813,847
Investment management fee (Note 2)	8,651,477
Commitment fees (Note 4)	174,736
Shareholder reports	146,984
Directors’ fees	70,796
Stock exchange listing fees	56,441
Audit and tax	50,682
Legal fees	45,991
Custody fees	34,449
Transfer agent fees	26,432
Insurance	21,856
Loan fees	15,055
Miscellaneous expenses	28,979
Total Expenses	18,137,725
Net Investment Income	69,783,200
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	25,862,120
Foreign currency transactions	(14,626)
Net Realized Gain	25,847,494
Change in Net Unrealized Appreciation/Depreciation From:
Investments	22,244,162
Foreign currencies	8,774
Change in Net Unrealized Appreciation/Depreciation	22,252,936
Increase From Payment by Affiliate (Note 2)	21,963
Net Gain on Investments and Foreign Currency Transactions	48,122,393
Increase in Net Assets From Operations	$117,905,593

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2007 Annual Report        25

Statements of Changes in Net Assets (For the years ended April 30,)

	2007	2006
OPERATIONS:
Net investment income	$69,783,200	$71,382,213
Net realized gain	25,847,494	47,220,165
Change in net unrealized appreciation/depreciation	22,252,936	1,730,215
Increase from payment by affiliate	21,963	—
Increase in Net Assets From Operations	117,905,593	120,332,593
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(68,689,087)	(70,629,457)
Decrease in Net Assets From Distributions to Shareholders	(68,689,087)	(70,629,457)
Increase in Net Assets	49,216,506	49,703,136

NET ASSETS:
Beginning of year	911,338,000	861,634,864
End of year*	$960,554,506	$911,338,000
* Includes undistributed net investment income of:	$5,416,350	$684,512

See Notes to Financial Statements.

26        Western Asset High Income Fund II Inc. 2007 Annual Report

Statement of Cash Flows (For the year ended April 30, 2007)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest, dividends and securities lending received	$81,501,168
Operating expenses paid	(9,168,358)
Net purchases of short-term investments	(35,899,936)
Realized loss on foreign currency transactions	(14,626)
Net change in unrealized appreciation on foreign currencies	8,774
Purchases of long-term investments	(994,005,201)
Proceeds from disposition of long-term investments	962,449,173
Interest paid	(8,065,572)
Net Cash Flows Used By Operating Activities	(3,194,578)

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(68,689,087)
Commitment fees paid	(174,736)
Proceeds from reverse repurchase agreements, net	73,111,014
Net Cash Flows Provided By Financing Activities	4,247,191

Net Increase in Cash and Foreign Currency	1,052,613
Cash, Beginning of year	111
Cash and foreign currency, End of year	$1,052,724

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$117,905,593
Accretion of discount on investments	(6,276,414)
Amortization of premium on investments	3,279,913
Increase in investments, at value	(135,118,031)
Increase in payable for securities purchased	4,430,887
Decrease in payable for loaned securities collateral	(748,048)
Increase in interest and dividends receivable	(3,423,256)
Decrease in receivable for securities sold	15,850,983
Increase in prepaid expenses	(4,805)
Increase in interest payable	748,275
Increase in commitment fees	174,736
Decrease in accrued expenses	(14,411)
Total Adjustments	(121,100,171)
Net Cash Flows Used By Operating Activities	$(3,194,578)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2007 Annual Report        27

Financial Highlights

For a share of capital stock outstanding throughout each year ended April 30:

	2007(1)		2006	2005(1)	2004	2003
Net Asset Value, Beginning of Year	$11.74		$11.10	$11.03	$10.42	$10.48
Income From Operations:
Net investment income	0.90		0.92	1.02	1.12	1.18
Net realized and unrealized gain	0.63		0.63	0.27	0.85	0.12
Total Income From Operations	1.53		1.55	1.29	1.97	1.30
Less Distributions From:
Net investment income	(0.89)		(0.91)	(1.22)	(1.38)	(1.16)
Return of capital	—		—	—	—	(0.22)
Total Distributions	(0.89)		(0.91)	(1.22)	(1.38)	(1.38)
Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		—	—	0.02	0.02
Net Asset Value, End of Year	$12.38		$11.74	$11.10	$11.03	$10.42
Market Price, End of Year	$11.61		$10.04	$11.14	$11.75	$11.65
Total Return, Based on NAV(2)	13.58	%(3)	14.43%	12.13%	19.99%	15.58%
Total Return, Based on Market Price(4)	25.58%		(1.58)%	5.39%	13.51%	15.00%
Net Assets, End of Year (000s)	$960,555		$911,338	$861,635	$839,022	$771,566
Ratios to Average Net Assets:
Gross expenses	1.96%		2.31%	2.69%	2.17%	2.49%
Gross expenses, excluding interest expense	1.01		1.21	1.67	1.57	1.63
Net expenses	1.96		2.30 (5)	2.69	2.17	2.49
Net expenses, excluding interest expense	1.01		1.20 (5)	1.67	1.57	1.63
Net investment income	7.55		7.94	8.99	10.18	12.64
Portfolio Turnover Rate	90%		55%	54%	50%	87%
Supplemental Data:
Loans Outstanding, End of Year (000s)	$125,000		$125,000	$300,000	$300,000	$300,000
Asset Coverage for Loan Outstanding	868%		829%	387%	380%	357%
Weighted Average Loan (000s)	$125,000		$203,630	$300,000	$300,000	$300,000
Weighted Average Interest Rate on Loans	5.56%		4.21%	2.44%	1.64%	2.15%

(1)      Per share amounts have been calculated using the average shares method.

(2)      Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)      The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.

(4)      The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(5)      Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28        Western Asset High Income Fund II Inc. 2007 Annual Report

Notes to Financial Statements

1.          Organization and Significant Accounting Policies

Western Asset High Income Fund II Inc. (formerly known as Salomon Brothers High Income Fund II Inc.) (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).  Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest) at the time the agreement is transacted. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

Western Asset High Income Fund II Inc. 2007 Annual Report        29

Notes to Financial Statements (continued)

(d) Loan Participations. The Fund may invest in loans arranged through private negotiations between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(f) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific

30        Western Asset High Income Fund II Inc. 2007 Annual Report

Notes to Financial Statements (continued)

identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Loss
(a)	$3,637,725	$(3,637,725)

(a)  Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of various items and differences between book and tax amortization of premium on fixed income securities.

Western Asset High Income Fund II Inc. 2007 Annual Report        31

Notes to Financial Statements (continued)

2.          Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is compensated by Western Asset for its services to the Fund.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the year ended April 30, 2007, SBAM reimbursed the Fund $21,963 for losses incurred resulting from an investment transaction error.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.          Investments

During the year ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

		U.S. Government &
	Investments	Agency Obligations
Purchases	$848,615,442	$149,820,646
Sales	772,766,870	173,443,381

32        Western Asset High Income Fund II Inc. 2007 Annual Report

Notes to Financial Statements (continued)

At April 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 53,981,988
Gross unrealized depreciation	(27,440,203)
Net unrealized appreciation	$ 26,541,785

Transactions in reverse repurchase agreements for the Fund during the year ended April 30, 2007 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$64,634,592	5.230%	$90,229,562

* Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.00% to 5.40% during the year ended April 30, 2007. Interest expense incurred on reverse repurchase agreements totaled $1,774,625.

At April 30, 2007, the Fund had the following reverse repurchase agreements outstanding:

Face
Amount	Security	Value
$2,347,288	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 11/09/06 bearing 5.250% to be repurchased at $2,406,850 on 5/02/07, collateralized by: $1,975,000 Philippines Rep, 9.500% due 2/2/30; Market value (including accrued interest) — $2,755,412.	$2,347,288

505,200	Reverse Repurchase Agreement with JPMorgan Chase &Co., dated 3/23/07 bearing 5.100% to be repurchased at $508,063 on 5/2/07, collateralized by: $400,000 Indonesia Rep, 8.500% due 10/12/35; Market value (including accrued interest) — $497,960.	505,200

2,439,325

Reverse Repurchase Agreement with Credit Suisse First Boston, dated 11/9/06 bearing 5.250% to be repurchased at an amount and date to be determined, collateralized by: $2,650,000 RSHB Cap S A,7.175% due 5/16/13; Market value (including accrued interest) — $2,906,128.

		2,439,325

1,699,243	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 11/9/06 bearing 5.250% to be repurchased at an amount and date to be determined, collateralized by: $1,846,000 Pemex Proj FDG Master TR, 6.125% due 8/15/08; Market value (including accrued interest) — $1,888,809.	1,699,243

936,915	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 11/21/06 bearing 5.350% to be repurchased at an amount and date to be determined, collateralized by: $1,050,000 Petrozuata Finance Incorp., 8.220% due 4/1/17; Market value (including accrued interest) — $1,078,075.	936,915

Western Asset High Income Fund II Inc. 2007 Annual Report        33

Notes to Financial Statements (continued)

Face
Amount	Security	Value
$4,703,530	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 11/30/06 bearing 5.400% to be repurchased at an amount and date to be determined, collateralized by: $4,850,000 TFM A DE C V,9.375% due 5/1/12; Market value (including accrued interest) — $5,489,594.	$4,703,530

1,323,416	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 11/30/06 bearing 5.350% to be repurchased at an amount and date to be determined, collateralized by: $1,360,000 TNK BP Fin SA SR Med TRM NTS, 7.500% due 7/18/16; Market value (including accrued interest) — $1,472,322.	1,323,416

2,305,149	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 1/08/07 bearing 5.350% to be repurchased at an amount and date to be determined, collateralized by: $2,005,000 Brazil Federative Rep, 8.750% due 2/4/25; Market value (including accrued interest) — $2,677,251.	2,305,149

790,778	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 1/24/07 bearing 5.250% to be repurchased at $802,887 on 5/9/07, collateralized by: $668,000 Peru Rep, 8.750% due 11/21/33; Market value (including accrued interest) — $1,007,297.	790,778

9,792,672	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 1/29/07 bearing 5.300% to be repurchased at an amount and date to be determined, collateralized by: $10,013,000 United Mexican STS, 6.750% due 9/27/34; Market value (including accrued interest) — $11,243,796.	9,792,672

1,362,375	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 1/31/07 bearing 5.250% to be repurchased at an amount and date to be determined, collateralized by: $2,100,000 Republic of Ecuador, 10.000% due 8/15/30; Market value (including accrued interest) — $1,999,133.	1,362,375

8,525,697	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 1/31/07 bearing 5.350% to be repurchased at $8,657,466 on 5/15/07, collateralized by: $10,246,000 Venezuela Republic, 5.750% due 2/26/16; Market value (including accrued interest) — $9,820,837.	8,525,697

4,067,489	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 2/5/07 bearing 5.300% to be repurchased at an amount and date to be determined, collateralized by: $4,145,000 Colombia Rep, 7.375% due 9/18/37; Market value (including accrued interest) — $4,678,950.	4,067,489

1,591,948	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 4/30/07 bearing 5.350% to be repurchased at an amount and date to be determined, collateralized by: $1,579,000 United Mexican STS, 6.750% due 9/27/34; Market value (including accrued interest) — $1,773,090.	1,591,948

1,136,636	Reverse Repurchase Agreement with JPMorgan Chase &Co., dated 3/23/07 bearing 5.100% to be repurchased at an amount and date to be determined, collateralized by: $1,026,307 Republica Oriental Del Uruguay, 7.625% due 3/21/36; Market value (including accrued interest) — $1,165,881.	1,136,636

2,847,663	Reverse Repurchase Agreement with JPMorgan Chase &Co., dated 3/23/07 bearing 5.000% to be repurchased at an amount and date to be determined, collateralized by: $2,785,000 Turanalem Fin B V Global 8.250% due 1/22/37; Market value (including accrued interest) — $2,868,723.	2,847,663

34        Western Asset High Income Fund II Inc. 2007 Annual Report

Notes to Financial Statements (continued)

Face
Amount	Security	Value
$ 633,204	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/23/07 bearing 5.100% to be repurchased at an amount and date to be determined, collateralized by: $594,000 Turkey Republic, 7.000% due 9/26/16; Market value (including accrued interest) — $612,175.	$633,204

1,811,595	Reverse Repurchase Agreement with JPMorgan Chase &Co., dated 3/23/07 bearing 5.150% to be repurchased at an amount and date to be determined, collateralized by: $1,770,000 Gaz Cap SA Luxembourg, 6.510% due 3/7/22; Market value (including accrued interest) — $1,842,534.	1,811,595

1,947,539	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 4/30/07 bearing 5.350% to be repurchased at $1,950,144 on 5/9/07, collateralized by: $1,978,000 Brazil Federative Rep, 8.000% due 1/15/15; Market value (including accrued interest) — $2,292,849.	1,947,539

6,877,824	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 4/30/07 bearing 5.250% to be repurchased at an amount and date to be determined, collateralized by: $7,954,000 Turkey Rep, 6.875% due 3/17/36; Market value (including accrued interest) — $7,791,956.	6,877,824

4,814,892	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 4/30/07 bearing 5.350% to be repurchased at an amount and date to be determined, collateralized by: $4,740,000 Axtel S A B De C V,7.625% due 2/1/17; Market value (including accrued interest) — $4,911,049.	4,814,892

2,346,312	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 4/30/07 bearing 5.300% to be repurchased at an amount and date to be determined, collateralized by: $2,503,000 Gaz Cap SA Luxembourg, 6.212% due 11/22/16; Market value (including accrued interest) — $2,610,520.	2,346,312

6,089,655	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 4/30/07 bearing 5.350% to be repurchased at an amount and date to be determined, collateralized by: $6,178,000 Vale Overseas Ltd, 6.875% due 11/21/36; Market value (including accrued interest) — $6,772,733.	6,089,655

2,214,672	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 4/30/07 bearing 5.350% to be repurchased at an amount and date to be determined, collateralized by: 2,220,000 UBS Luxembourg SA, 8.250% due 5/23/16; Market value (including accrued interest) — $2,467,993.	2,214,672
	Total Reverse Repurchase Agreements
	(Proceeds — $73,111,017)	$73,111,017

At April 30, 2007, the Fund had no securities on loan.

4.          Loan

At April 30, 2007, the Fund had a $125,000,000 credit line available pursuant to a revolving credit and security agreement dated as of December 21, 2006 (“Agreement”), with CIESCO, LLC and Citibank, N.A. (“Citibank”). Citibank acts as administrative agent and secondary lender. Also as of April 30, 2007, the Fund had a $125,000,000 loan outstanding pursuant to the Agreement. The loan generally bears interest at a variable rate

Western Asset High Income Fund II Inc. 2007 Annual Report        35

Notes to Financial Statements (continued)

based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. For the year ended April 30, 2007, the Fund paid $174,736 in commitment fees. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended April 30, 2007, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $125,000,000 and the weighted average interest rate was 5.56%. Total interest expense incurred on the loan for the period was $7,039,222.

5.          Distributions Subsequent to April 30, 2007

On March 7, 2007, the Board of Directors of the Fund declared a dividend distribution in the amount of $0.0775 per share payable on May 25, 2007 to shareholders of record on May 18, 2007.

6.          Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, was as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$68,689,087	$70,629,457

As of April 30, 2007, the components of accumulated earning on a tax basis were as follows:

Undistributed ordinary income — net	$5,538,165
Capital loss carryforward *	(112,923,726)
Other book/tax temporary differences(a)	(121,815)
Unrealized appreciation/(depreciation)(b)	26,550,192
Total accumulated earnings/(losses) — net	$(80,957,184)

* During the taxable year ended April 30, 2007, the Fund utilized $24,152,614 of its capital loss carryover available from prior years. As of April 30, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
4/30/2010	$(35,792,543)
4/30/2011	(77,131,183)
$(112,923,726)

These amounts will be available to offset any future taxable capital gains.

(a)  Other book/tax temporary differences are attributable primarily to book/tax differences in the accrual of income on securities in default and differences in the book/tax treatment of various items.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premiums on fixed income securities.

36        Western Asset High Income Fund II Inc. 2007 Annual Report

Notes to Financial Statements (continued)

7.          Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

Western Asset High Income Fund II Inc. 2007 Annual Report        37

Notes to Financial Statements (continued)

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Affected Funds’ does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.          Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

9.          Subsequent Event

On May 17, 2007, the Board of Directors of the Fund approved changes to the non fundamental investment policies relating to the Fund’s definition of “emerging market country”.

Pursuant to the Board’s approval, effective June 1, 2007, the Fund changed its definition of “emerging market country” to include any country which is, at the time of investment, represented in the JPMorgan EMBI Global or categorized by the International Bank for Reconstruction and Development (“World Bank”), in its annual categorization, as middle- or low-income. Under the Fund’s previous investment policy, the Fund defined an “emerging market country” as: “any country which is considered to be an emerging country by the World Bank at the time of the Fund’s investment. The countries that will

38        Western Asset High Income Fund II Inc. 2007 Annual Report

Notes to Financial Statements (continued)

not be considered emerging market countries include: Australia; Austria; Belgium; Canada; Denmark; Finland; France; Germany; Ireland; Italy; Japan; Luxembourg; Netherlands; New Zealand; Norway; Spain; Sweden; Switzerland; the United Kingdom; and the United States.” This revision to the definition of “emerging market country” is intended to allow LMPFA, the Fund’s investment manager, and Western Asset, the Fund’s subadviser, greater flexibility and opportunity to achieve the Fund’s investment objectives and make consistent the range of countries available for investment by the Fund and the countries represented in its current benchmarks. Management believes that the definition, as revised, is consistent with that utilized by funds with comparable investment objectives.

10.   Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be May 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At the time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset High Income Fund II Inc. 2007 Annual Report        39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Western Asset High Income Fund II Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Fund II Inc. (formerly Salomon Brothers High Income Fund II Inc.) as of April 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended April 30, 2005 were audited by other independent registered public accountants whose report thereon, dated June 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund II Inc. as of April 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York
June 26, 2007

40        Western Asset High Income Fund II Inc. 2007 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund II Inc. (formerly known as Salomon Brothers High Income Fund II Inc.) (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman	Director and	Since	President, Colman	23	None
Colman Consulting Co.	Member of the	2002	Consulting Co.
278 Hawley Road	Nominating and
North Salem, NY 10560	Audit
Birth Year: 1946	Committees,
Class III

Daniel P. Cronin	Director and	Since	Formerly Associate	23	None
c/o Chairman of the Fund	Member of the	1998	General Counsel,
399 Park Avenue	Nominating and		Pfizer Inc.
4th Floor	Audit
New York, NY 10022	Committees,
Birth Year: 1946	Class I

Paolo M. Cucchi	Director and	Since	Vice President and Dean	23	None
Drew University	Member of the	2007	of College of Liberal
108 Brothers College	Nominating and		Arts at Drew University
Madison, NJ 07940	Audit
Birth Year: 1941	Committees,
Class II

Leslie H. Gelb	Director and	Since	President, Emeritus and	21	Director of
c/o Chairman of the Fund	Member of the	1998	Senior Board Fellow, The		two registered
399 Park Avenue	Nominating and		Council on Foreign		investment
4th Floor	Audit		Relations; Formerly,		companies
New York, NY 10022	Committees,		Columnist, Deputy		advised by
Birth Year: 1937	Class II		Editorial Page Editor		Blackstone
			and Editor, Op-Ed Page,		Asia Advisors
			The New York Times		LLC
(“Blackstone
Advisors”)

William R. Hutchinson	Director and	Since	President, W.R.	23	Associated
535 N. Michigan Avenue	Member of the	2003	Hutchinson & Associates		Banc-Corp.
Suite 1012	Nominating and		Inc.; Formerly Group
Chicago, IL 60611	Audit		Vice President, Mergers
Birth Year: 1942	Committees,		and Acquisitions, BP
	Class III		Amoco p.l.c.

Dr. Riordan Roett	Director and	Since	Professor and Director,	21	None
The Johns Hopkins University	Member of the	1998	Latin America Studies
1740 Massachusetts Ave., NW	Nominating and		Program, Paul H. Nitze
Washington, DC 20036	Audit		School of Avanced
Birth Year: 1938	Committees,		International Studies, The
	Class II		Johns Hopkins University

Western Asset High Income Fund II Inc.        41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Jeswald W. Salacuse	Director and	Since	Henry J. Braker Professor	19	Director of
c/o Chairman of the Fund	Member of the	1998	of Commercial Law and		two registered
399 Park Avenue	Nominating and		formerly Dean, The		investment
4th Floor	Audit		Fletcher School of		companies
New York, NY 10022	Committees,		Law and Diplomacy,		advised by
Birth Year: 1938	Class I		Tufts University		Blackstone
Advisors
Interested Directors:
R. Jay Gerken, CFA(2)	Director,	Since	Managing Director, Legg	149	None
Legg Mason & Co.,	Chairman,	2002	Mason; Chairman of the
LLC (“Legg Mason”)	President and		Board and
399 Park Avenue,	Chief Executive		Trustee/Director of 149
New York, NY 10022	Officer, Class III		funds associated with
Birth Year: 1951			Legg Mason Partners
Fund Advisor, LLC.
(“LMPFA”) and its
affiliates; President,
LMPFA (since 2006);
Chairman, President and
Chief Executive Officer
of certain mutual funds
associated with Legg
Mason & Co. or its
affiliates; formerly,
Chairman, Smith Barney
Fund Management LLC
(“SBFM”) and Citi Fund
Management, Inc.
(“CFM”) (2002 to 2005);
formerly, Chairman,
President and Chief
Executive Officer,
Travelers Investment
Advisers Inc.
(2002 to 2005)

Officers:
Kaprel Ozsolak	Chief Financial	Since	Director of Legg Mason;	N/A	N/A
Legg Mason	Officer and	2004	Chief Financial Officer
125 Broad Street,11th Floor	Treasurer		and Treasurer of certain
New York, NY 10004			mutual funds associated
Birth Year: 1965			with Legg Mason;
Formerly, Controller of
certain mutual funds
associated with certain
predecessor firms of
Legg Mason (from 2002
to 2004)

42        Western Asset High Income Fund II Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Ted P. Becker	Chief	Since	Director of Global	N/A	N/A
Legg Mason	Compliance	2006	Compliance at Legg
399 Park Avenue,	Officer		Mason (since 2006);
4th Floor			Managing Director of
New York, NY 10022			Compliance at Legg
Birth Year: 1951			Mason, (since 2005);
Chief Compliance
Officer with certain
mutual funds associated
with Legg Mason (since
2006); Managing
Director of Compliance
at Legg Mason or its
predecessors (from
2002 to 2005). Prior to
2002, Managing
Director — Internal
Audit & Risk Review at
Citigroup Inc.

Robert I. Frenkel	Secretary and	Since	Managing Director and	N/A	N/A
Legg Mason	Chief Legal	2003	General Counsel of
300 First Stamford Place	Officer		Global Mutual Funds for
4th Floor			Legg Mason and its
Stamford, CT 06902			predecessor (since
Birth Year: 1954			1994); Secretary and
Chief Legal Officer of
mutual funds associated
with Legg Mason (since
2003); formerly,
Secretary of CFM (from
2001 to 2004)

(1)   The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2008, year 2009 and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors ng of the Board following the Annual Meeting of Stockholders to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)   Mr. Gerken is an “interested person” of the Fund as defined in the Invesment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset High Income Fund II Inc.        43

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

44        Western Asset High Income Fund II Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Western Asset High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

Western Asset High Income Fund II Inc.        45

Dividend Reinvestment Plan (unaudited) (continued)

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

46        Western Asset High Income Fund II Inc.

Dividend Reinvestment Plan (unaudited) (continued)

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 1-888-888-0151.

Western Asset High Income Fund II Inc.        47

(This page intentionally left blank.)

WESTERN ASSET
HIGH INCOME FUND II INC.

DIRECTORS	WESTERN ASSET
Carol L. Colman	HIGH INCOME FUND II INC.
Daniel P. Cronin	125 Broad Street
Paolo M. Cucchi	10th Floor, MF-2
Leslie H. Gelb	New York, New York 10004
R. Jay Gerken, CFA
Chairman	INVESTMENT MANAGER
William R. Hutchinson	Legg Mason Partners
Riordan Roett	Fund Advisor, LLC
Jeswald W. Salacuse
SUBADVISER
OFFICERS	Western Asset Management
R. Jay Gerken, CFA	Company
President and Chief	Western Asset Management
Executive Officer	Company Limited

Kaprel Ozsolak	CUSTODIAN
Chief Financial Officer	State Street Bank and Trust
and Treasurer	Company
225 Franklin Street
Ted P. Becker	Boston, Massachusetts 02110
Chief Compliance Officer
TRANSFER AGENT
Robert I. Frenkel	American Stock Transfer &
Secretary and	Trust Company
Chief Legal Officer	59 Maiden Lane
New York, New York 10038

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK
EXCHANGE SYMBOL
HIX

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

WAS04049 4/07                  SR07-358

Western Asset
High Income Fund II Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information an how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2006 and April 30, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,000 in 2006 performed by PwC and $53,500 in 2007 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $8,755 in 2006 and $12,000 in 2007. These services consisted of procedures performed in connection with the Agreed upon Procedures for the calculations pursuant to the Fund’s Revolving Credit and Security Agreement, dated May 21, 2004 with CXC Incorporated, Citicorp North America, Inc. and other secondary lenders as of January 31, 2006, February 28, 2006 and April 30, 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund II Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,666 in 2006 and $2,650 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset High Income Fund II Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset High Income Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund II Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset High Income Fund II Inc. during the reporting period were $0 in 2007.

(h) Yes.  Western Asset High Income Fund II Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Income Fund II Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson
Paolo M. Cucchi
Daniel P. Cronin
Carol L. Colman
Leslie H. Gelb
Dr. Riordan Roett
Jeswald W. Salacuse

	b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-

standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.
b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.
b. Copies of proxy statements received regarding client securities.
c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.
d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.
e. A proxy log including:

1. Issuer name;
2. Exchange ticker symbol of the issuer’s shares to be voted;
3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4. A brief identification of the matter voted on;
5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6. Whether a vote was cast on the matter;
7. A record of how the vote was cast; and
8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.
b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

((a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

Jeffrey Van Schaick Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1981.

(a)(2):

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2007.

Other Accounts Managed by Portfolio Managers

     The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	115 registered investment companies with $106 billion in total assets under management	128 Other pooled investment vehicles with $188.9 billion in assets under management	979 Other accounts with $284 billion in total assets under management*

Stephen A. Walsh‡	115 registered investment companies with $106 billion in total assets under management	128 Other pooled investment vehicles with $188.9 billion in assets under management	979 Other accounts with $284 billion in total assets under management*

Keith J. Gardner‡	7 registered investment companies with $1.3 billion in total assets under management	6 Other pooled investment vehicles with $1.5 billion in assets under management	1 Other accounts with $14.6 million in total assets under management**

Jeffrey Van Schaick‡	4 registered investment companies with $1.5 billion in total assets under management	0 Other pooled investment vehicles with $0 billion in assets under management	19 Other accounts with $3.8 million in total assets under management***

Detleve Schlichter‡	2 registered investment Companies with $215 million in total assets under management	22 Other pooled investment vehicles with $4 billion in under management	62 Other accounts with $24 billion in total assets under management****

Michael Buchanan‡	14 registered investment Companies with $8 billion in total assets Under management	5 Other pooled investment vehicles with $3.8 billion in assets under management	11 Other accounts with $838 million in total assets under management

*	Includes 100 accounts managed, totaling $34 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $14.6 million, for which advisory fee is performance based.
***	Includes 3 accounts managed, totaling $669.7 million, for which advisory fee is performance based.
****	Includes 19 accounts managed, totaling $7.1 billion, for which advisory fee is performance based

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of April 30, 2007.

Dollar Range of
Portfolio Securities
Portfolio Manager(s)	Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	A
Michael Buchanan	A
Keith J. Gardner	A
Jeffrey Van Schaick	A
Detlev Schlichter	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Income Fund II Inc.

Date:	July 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Income Fund II Inc.

Date:	July 6, 2007

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset High Income Fund II Inc.

Date:	July 6, 2007